Exhibit 99.1

A1 VAPORS, INC.

REPORT ON AUDIT OF FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2013 AND

THE NINE MONTHS ENDED DECEMBER 31,2012

INDEX TO FINANCIAL STATEMENTS

PAGE

Independent Auditors' Report	1

FINANCIAL STATEMENTS
Balance Sheets	2
Statements of Operations	3
Statement of Stockholders' Equity	4
Statements of Cash Flows	5
Notes to the Financial Statements	6-7

BEDINGER        &       COMPANY

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS' REPORT

Board of Directors

A1 Vapors, Inc.

Homestead, Florida

Report on the Financial Statements

We have audited the accompanying financial statements of A1 Vapors, Inc. which are comprised of the balance sheet as of December 31, 2013 and 2012 and the related statements of operations, changes in stockholder's equity, and cash flows for the year and nine months then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risks assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of A1 Vapors, Inc. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the year and nine months then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Bedinger & Company

Concord, California

July 25, 2014

1200 CONCORD AVENUE, SUITE 250, CONCORD, CA 94520 • (925) 603·0800 • (926) 603·0804 FAX

MEMBERS OF THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS,

THE CENTER FOR PUBLIC COMPANY AUDIT FIRMS,

AND THE CALIFORNIA SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS,

REGISTERED WITH THE PUBLIC COMPANY ACCOUNTING OVERSIGHT BOARD.

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A1 VAPORS, INC.

BALANCE SHEETS

AS OF DECEMBER 31, 2013 AND 2012

	December 31
	2013	2012
ASSETS
CURRENT ASSETS
Cash	$3,856	$254
Accounts receivable, net (Notes A & B)	2,067	–
Inventory	24,757	–
TOTAL CURRENT ASSETS	30,680	254

Other Assets	4,193	–
TOTAL ASSETS	$34,873	254

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$1,560	$–
Loan payable-to related party (Note C)	31,186	24,954
TOTAL CURRENT LIABILITIES	32,746	24,954

TOTAL LIABILITIES	32,746	24,954

Commitments (Note D)

STOCKHOLDERS’ EQUITY (Note E)

Common stock, par value $1.00, 500 shares authorized, issued and outstanding 500 and 500 at December 31, 2013 and 2012, respectively	500	500
Additional paid in capital	(500)	(500)
Accumulated deficit	2,127	(24,700)
TOTAL STOCKHOLDERS’ EQUITY	2,127	(24,700)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$34,873	254

SEE NOTES TO FINANCIAL STATEMENTS

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A1 VAPORS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013 AND

FOR THE NINE MONTHS ENDED DECEMBER 31, 2012

	Year Ended	Nine Months Ended
	December 31	December 31
	2013	2012
Revenue
Net Sales	$207,836	$8,659
Cost of goods sold	99,953	21,223
Gross profit	107,883	(12,564)

Costs and Expenses
Selling, general & administrative	81,056	12,136
Total costs and expenses	81,056	12,136

Net income after tax	$26,827	$(24,700)

SEE NOTES TO FINANCIAL STATEMENTS

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A1 VAPORS, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2013 AND

FOR THE NINE MONTHS ENDED DECEMBER 31,2012

	Common Stock			Additional	Total
	Number of		Accumulated	Paid In	Stockholders’
	Shares	Amount	Deficit	Capital	Equity
BALANCES April 26, 2012	0	$–	$–	$–	$–

Shares issued during the period:
Shares issued to founders	500	500	–	(500)	–

Net loss	–	–	(24,700)	–	(24,700)
BALANCES December 31, 2012	500	$500	$(24,700)	$(500)	$(24,700)

Net income	–	–	26,827	–	26,827
Balances December 31, 2013	500	$500	$2,127	$(500)	$2,127

SEE NOTES TO FINANCIAL STATEMENTS

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	Year Ended	Nine Months Ended
	December 31	December 31
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$26,827	$(24,700)

Adjustments to reconcile net income to net cash provided (used) by operating activities:

CHANGES IN ASSETS AND LIABILITIES:
Accounts receivable	(2,067)	–
Inventory	(24,757)	–
Other assets	(4,193)	–
Accounts payable and accrued expenses	1,560	–
CASH USED BY OPERATING ACTIVITIES	(2,630)	(24,700)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowing on related party loan	6,232	24,954
CASH PROVIDED BY FINANCING ACTIVITIES	6,232	24,954

NET INCREASE IN CASH	3,602	254
CASH, beginning of period	254	–
CASH, end of period	$3,856	254

SEE NOTES TO FINANCIAL STATEMENTS

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Al VAPORS, INC.

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013 AND

NINE MONTHS ENDED DECEMBER 31, 2012

NOTE A- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

A1 Vapors, Inc. (Company) was organized as an S Corporation in late April 2012 in Florida.

A1 Vapors, Inc. is an electronic cigarette company with Internet sales and multiple kiosk-type locations in the greater Miami area. The Company sells electronic cigarettes and related equipment and product.

Summary of Significant Accounting Principles

Accounting estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts receivable

Accounts receivable are reported for outstanding credit sales posted subsequent to year end and does not contain any allowance for doubtful accounts.

Revenue recognition policy

Revenue is recognized only when persuasive evidence of an arrangement exists, the fee is fixed or determinable, the product or service has been delivered, and collectability of the resulting receivable is probable. Revenue is recognized at the point of sale for in person purchases and upon shipping for Internet sales.

Fair Value Measurement

The Company measures fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the reporting date. The Company utilizes a three-tier hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1. Valuations based on quoted prices in active markets for identical assets or liabilities that an entity has the ability to access. The Company has no assets or liabilities valued with Level 1 inputs.

Level 2. Valuations based on quoted prices for similar assets or liabilities, quoted prices for identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities. The Company has no assets or liabilities valued with Level 2 inputs.

Level 3. Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. The Company has no assets or liabilities valued with Level 3 inputs.

Fair Value of Financial Instruments

The carrying value of cash and cash equivalents, accounts payable, and accrued liabilities approximate their fair value because of the short-term nature of these instruments and their liquidity. Management is of the opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

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Al VAPORS, INC.

NOTES TO THE FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2013 AND

NINE MONTHS ENDED DECEMBER 31, 2012

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Summary of Significant Accounting Principles (Continued)

Income taxes

The Company is incorporated as an S Corporation. As an S Corporation any income or loss is passed through to the shareholders and no income tax is paid by the Company.

NOTE B - ACCOUNTS RECEIVABLE

The accounts receivable balances of $2,067 as of December 31, 2013, does not include an allowance for doubtful accounts as the Company anticipates payment on all accounts within the next fiscal year. The Company routinely evaluates accounts receivable for uncollectible amounts.

NOTE C - LOAN PAYABLE TO SHAREHOLDER

Loan payable to shareholder at December 31, 2013 and 2012 was $31,186 and $24,954, respectively. The loan is not secured and bears no interest. The interest, if imputed, would not be material to these financial statements.

NOTE D - COMMITMENTS

The Company began leasing kiosk space in the greater Miami area in May 2013 and run through 2015. At December 31, 2013, contractual obligations were as follows:

Year Ended December 31	Rent
2014	$105,125
2015	$39,125

During the years ended December 31, 2013 and 2012, the Company incurred $53,723 and $0, respectively, in rent expense. The Company does not maintain any long-term or exclusive commitments or arrangements to purchase merchandise from any single supplier.

NOTE E - COMMON STOCK

The Company issued 500 shares of common stock at inception to the founders for no consideration. Issued and outstanding at December 31. 2013 and 2012 was 500 shares of common stock.

NOTE F- RELATED PARTY TRANSACTION

Mr. Andy Diaz, a holder of 150 shares of common stock, advanced funds to the Company to commence business and maintain operations during the first year of business. See Note C.

NOTE G - SUBSEQUENT EVENTS

The Company has entered into a Share Exchange Agreement whereby A1 Vapors, Inc. will be acquired by FreeButton, Inc., a publicly traded company. The transaction will result in a change of ownership and a name change of the publicly traded company to A1 Group.

Pursuant to FASB Accounting Standards Codification 855, Subsequent Events, the Company evaluated subsequent events through the date the accompanying financial statements were completed on July 25, 2014, and noted there were no qualifying events.

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